UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2019

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 706-2960

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On February 1, 2019, TransDigm Group issued a press release (the “Press Release”) relating to the proposed concurrent offerings of $550 million aggregate principal amount of senior subordinated notes (the “Senior Subordinated Notes”) and $200 million aggregate principal amount of 6.25% Senior Secured Notes due 2026 (the “Additional Secured Notes”), which are in addition to the $3.8 billion aggregate principal amount of 6.25% Senior Secured Notes due 2026 that TransDigm Inc. agreed to sell on January 30, 2019 (together with the Additional Secured Notes, the “Senior Secured Notes”; the Senior Secured Notes, together with the Senior Subordinated Notes, the “Notes”) by TransDigm Inc., its wholly-owned subsidiary, pursuant to separate confidential offering memoranda (the “Offering Memoranda”) in private placements under Rule 144A and Regulation S of the Securities Act of 1933 (the “Securities Act”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. Neither the Press Release nor this Current Report on Form 8-K constitutes an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The offerings of Senior Subordinated Notes and Senior Secured Notes are not contingent upon each other and there can be no assurance that the offerings will be consummated or otherwise completed. Any offer to sell the Senior Secured Notes or the Senior Subordinated Notes will be made only by a separate offering memorandum.

TransDigm Inc. intends to use the net proceeds from the offering of the Senior Subordinated Notes, along with cash on hand, to redeem all of its outstanding 5.50% Senior Subordinated Notes due 2020.

TransDigm Inc. intends to use the net proceeds from the offerings of the Senior Secured Notes to fund the purchase price of its acquisition of all of the outstanding stock of Esterline Technologies Corporation. The information in this Current Report on Form 8-K and in the Press Release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Michael J. Lisman
Name: Michael J. Lisman
Title: Chief Financial Officer

Dated: February 1, 2019